497(d)

                                 FT 259
              Business Services Growth Trust, Series 2
              Energy Growth Trust, Series 4
              Market Leaders Growth Trust, Series 3
              Technology Growth Trust, Series 8

            Supplement to the Prospectus dated July 15, 1998

Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units which, as a result of a reduction in the aggregate underlying value of the Equity Securities, are not subject to an initial sales charge will be subject to the maximum remaining deferred sales charge (initially $.35 per Unit). In such case the maximum sales charge may exceed 4.5% of the Public Offering Price per Unit but in no event will the maximum sales charge exceed 5.5% of the Public Offering Price per Unit for Business Services Growth Trust, Series 2, Market Leaders Growth Trust, Series 3 or Technology Growth Trust, Series 8 or 6.5% of the Public Offering Price per Unit for Energy Growth Trust, Series 4.

August 31, 1998